      As filed with the Securities and Exchange Commission on May 23, 2000
                      Registration No. 333 - _____________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 --------------
                                 ENOTE.COM INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 59-345315
               --------                                 ---------
      (State or other jurisdiction          (I.R.S. Employer Identification No.)
   of incorporation or organization)


                 185 ALLEN BROOK LANE, WILLISTON, VERMONT 05495
                 ----------------------------------------------
                    (Address of Principal Executive Offices)


                    ENOTE.COM INC. 1997 INCENTIVE STOCK PLAN
          ENOTE.COM INC. 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                    ENOTE.COM INC. 2000 INCENTIVE STOCK PLAN
                    ----------------------------------------
                            (Full title of the plans)


                                JOHN R. VARSAMES
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              185 ALLEN BROOK LANE
                            WILLISTON, VERMONT 05495
                                 (802) 288-9000
                                 --------------
 (Name, address and telephone number, including area code of agent for service)


                                    Copy to:


                          H. KENNETH MERRITT, JR. ESQ.
                                MERRITT & MERRITT
                            30 MAIN STREET, SUITE 330
                                   PO BOX 5839
                              BURLINGTON, VT 05402
                                 (802) 658-7830


                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------
                                                            Proposed Maximum    Proposed Maximum
Title of Securities to be             Amount to be          Offering Price      Aggregate Offering    Amount of
Registered                            Registered (1)        Per Share           Price                 Registration Fee
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value          95,226                $1.18(2)            $112,383.20(2)        $29.67
(1997 Incentive Stock Plan)
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value          200,000               $3.00(3)            $600,000(3)           $158.40
(1999 Non-Employee  Directors' Stock
Option Plan)
-----------------------------------------------------------------------------------------------------------------------
Common Stock,                         1,000,000             $3.00(3)            $3,000,000 (3)        $792.00
$0.01 par value
(2000 Incentive Stock Plan)
-----------------------------------------------------------------------------------------------------------------------
Total Registration Fee                                                                                $980.07
-----------------------------------------------------------------------------------------------------------------------

-----------------------
(1) Pursuant to Rule 416 of the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminable number of additional Shares that may become issuable pursuant to terms designed to prevent dilution resulting from stock splits, stock dividends or similar events.

(2) Estimated solely for the purpose of calculating the registration fee. Such estimate has been calculated in accordance with Rule 457(h) under the securities Act of 1933 and is based upon the weighted average of the exercise price for the options granted under the eNote.com Inc. 1997 Incentive Stock Plan

(3) Estimated solely for the purposes of calculating the registration fee. In accordance with Rule 457(h) of the Securities Act of 1933, as amended, the price shown is the average of the bid and ask price of the Common Stock for May 19, 2000 as reported on the Over-The-Counter Bulletin Board.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

        Information required by Part I to be contained in the Section 10(a) Prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, or portions thereof, as filed with the Securities and Exchange Commission (the "Commission") by the Company are hereby incorporated by reference:

          (a) The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999;

          (b) The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000; and

          (c) The description of the Company's Common Stock contained in the Company's Registration Statement filed pursuant to Section 12 of the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered hereby have been sold or which de-registers all such securities remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act. See Item 3(c) above.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law (the "DGCL") generally provides that a corporation is authorized to indemnify any person who is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving, at the request of the corporation, in any of such capacities of another corporation or other enterprise, if such director, officer, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. This statute describes in detail the right of the Company to indemnify any such person.

         The Company's Certificate of Incorporation and Bylaws state that the Company shall indemnify its officers, directors, and employees, and may indemnify its agents, to the full extent permitted by Section 145 of the DGCL. The Company currently maintains an officers' and directors' liability insurance policy which covers, subject to the exclusions and limitations of the policy, officers and directors of the Company against certain liabilities which may be incurred by them solely in such capacities.

         For information regarding the Company's undertaking to submit to adjudication the issue of indemnification for violation of the securities laws, see Item 9 hereof. The Company believes that it is the position of the Securities and Exchange Commission that insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Act, such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

EXHIBIT NO.                DESCRIPTION
       4.1                 Amended Certificate of Incorporation (incorporated by
                           reference to Exhibit 3(a) the Company's Form 10-KSB
                           filed with the Commission on September 22, 1999).

       4.2                 Amended By-laws (incorporated by reference to Exhibit
                           3(b) of the Company's Form 10-KSB filed with the Commission on September 22, 1999).

       5                   Opinion of Merritt & Merritt.

      10.12 1997 Incentive Stock Plan (incorporated by reference to Exhibit 10.12 to the Company's Form 10-KSB filed with the Commission on September 22, 1999).

      10.14                1999 Non-Employee Directors' Stock Option Plan
                           (incorporated by reference to Exhibit 10.14 to the Company's Form 10-KSB filed with the Commission on April 28, 2000).

      10.17 2000 Incentive Stock Plan (incorporated by reference to Exhibit 10.17 of the Company's Form 10-KSB filed with the Commission on April 28, 2000).

      23.1                 Consent of Merritt & Merritt (contained in Exhibit
                           5).

      23.2                 Consent of Deloitte & Touche LLP.

      23.3                 Consent of Kelleher & Company.

      24 Powers of Attorney (included on the signature page of this Registration Statement).

ITEM 9. UNDERTAKINGS.

(A) The undersigned Company hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

PROVIDED, HOWEVER, that paragraphs (A)(1)(i) and (A)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference in the Registration Statement.

         2. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(B) The undersigned Company hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(C) Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

         In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Williston, Vermont, on May 23, 2000.

                                     ENOTE.COM INC.

                                     By: /s/ John R. Varsames
                                         ---------------------------------
                                         John R. Varsames
                                         President and Chief Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of John R. Varsames and Michael T. Grennan his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution, for him and his name, place and stead, in any and all capacities with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any of them, determine may be necessary, advisable or required to enable the Company to comply with the federal and state securities laws in connection with the matters covered by this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned in the capacities indicated to this Registration Statement, to any and all amendments and supplements, and to all instruments or documents filed as a part of or in connection with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each undersigned individual executed this Power of Attorney on the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement or amendment thereto has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE:                       TITLE                                   DATE:
/s/ John R. Varsames             President and Chief Executive           May 23, 2000
-------------------------        Officer and Director
John R. Varsames                 (Principal Executive Officer)


/s/ Michael T. Grennan           Chief Financial Officer, Secretary,     May 23, 2000
-------------------------        Treasurer (Principal Financial and
Michael T. Grennan               Accounting Officer) and Director


/s/ Leopold Abraham II
-------------------------        Director                                May 23, 2000
Leopold Abraham II


/s/ Stanley M. Blau
-------------------------        Director                                May 23, 2000
Stanley M. Blau


/s/ James Bowman
-------------------------        Director                                May 23, 2000
James Bowman


/s/ Charles W. Quatt
-------------------------        Director                                May 23, 2000
Charles W. Quatt


/s/ Victor Reichenstein
-------------------------        Director                                May 23, 2000
Victor Reichenstein

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.    DESCRIPTION
-----------    -----------
      4.1      Amended Certificate of Incorporation (incorporated by reference to Exhibit 3(a) the Company's Form 10-KSB filed with the
               Commission on September 22, 1999).

      4.2      Amended By-laws (incorporated by reference to Exhibit 3(b) of the
               Company's Form 10-KSB filed with the Commission on September 22,
               1999).

      5        Opinion of Merritt & Merritt.

     10.12     1997 Incentive Stock Plan (incorporated by reference to Exhibit
               10.12 to the Company's Form 10-KSB filed with the Commission on September 22, 1999).

     10.14 1999 Non-Employee Directors' Stock Option Plan (incorporated by reference to Exhibit 10.14 to the Company's Form 10-KSB filed with the Commission on April 28, 2000).

     10.17     2000 Incentive Stock Plan (incorporated by reference to Exhibit
               10.17 of the Company's Form 10-KSB filed with the Commission on April 28, 2000).

     23.1      Consent of Merritt & Merritt (contained in Exhibit 5).

     23.2      Consent of Deloitte & Touche LLP.

     23.3      Consent of Kelleher & Company.

     24 Powers of Attorney (included on the signature page of this Registration Statement).